                                FOURTH AMENDMENT

         FOURTH AMENDMENT dated as of June 19, 1998 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation ("MI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation ("SMC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MI and SMC are collectively referred to herein as the "Borrowers"); (b) METALLURG SERVICES, INC., a New York corporation ("MSI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, MIR (CHINA), INC., a Delaware corporation ("MIR China"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and METALLURG HOLDINGS CORPORATION, a New Jersey corporation ("MHC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MSI, MIR China and MHC are collectively referred to herein as the "Guarantors"); (c) BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and (d) the BANKS, amending certain provisions of the Loan Agreement dated as of April 14, 1997, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended or modified and in effect from time to time, the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement. Terms not otherwise defined herein or in the Loan Agreement but which are defined in Section 1(c) of this Amendment shall have the respective meanings in this Amendment assigned to such terms in Section 1(c).

         WHEREAS, the Borrowers and the Guarantors have requested that the Agent and the Banks agree to amend the terms of the Loan Agreement in certain respects, and to waive certain terms of the Loan Agreement, in order to permit the acquisition of MI by certain investors, such acquisition to be structured as the Proposed Merger described below; and

         WHEREAS, the Agent and the Banks are willing to so amend and, where applicable, grant a waiver of, the terms of the Loan Agreement in such respects as hereinafter more fully set forth, upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment of Section 1 of the Loan Agreement. Section 1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

         "Acquisition Co.: Metallurg Acquisition Corp., a Delaware corporation, to be merged with and into MI, with MI as the surviving corporation pursuant to the Merger Agreement."

                  "Fourth Amendment: The Fourth Amendment hereto dated as of June 19, 1998, among the Borrowers, the Guarantors, the Agent and the Banks."

                  "Fourth Amendment Effective Date: The date on which the conditions to the effectiveness of the Fourth Amendment (such conditions being set forth in Section 6 thereof) shall have been satisfied."

                  "M Holdings: Metallurg Holdings, Inc., a Delaware corporation and parent of Acquisition Co. prior to the Proposed Merger and parent of MI after the Proposed Merger."

                  "Merger Agreement: The Merger Agreement, dated as of June 15, 1998, among Acquisition Co., M Holdings and MI."

                  "Proposed Merger: The proposed merger, as contemplated by the Merger Agreement, whereby Acquisition Co., a subsidiary of M Holdings, merges with and into MI, which is the surviving corporation."

         Section 2. Amendment of Section 9 of the Loan Agreement. Section 9.2(e) of the Loan Agreement is hereby amended by inserting immediately at the end of such Section the words ", the term `distributions' as used in this Section to include any monetary payments to M Holdings or any of its affiliates other than payments (A) for goods and services on an arm's length basis on terms competitive with those afforded by third parties, (B) under a tax sharing agreement approved by the Banks and the Agent or (C) to affiliates of M Holdings which are Subsidiaries of MI".

     Section 3. Amendment of Section 10 of the Loan Agreement. Section 10 of the Loan Agreement is hereby amended as follows:

         (a) by amending each of Sections 10(e), (g), (h), (j) and (k) to include "or M Holdings" immediately after any reference to the Guarantors.

         (b) by restating Section 10(l) of the Loan agreement to read in its entirety as follows:

                  (l) (i) M Holdings shall cease to own 100% of the capital stock of MI of every class, (ii) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than the shareholders of M Holdings as of the Fourth Amendment Effective Date and their affiliates, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of more than 50% of the outstanding shares of common or other voting stock of M Holdings; (iii) during any consecutive two-year period, individuals who were directors of M Holdings on the first day of such period (together with any new directors whose election by the board of directors of M Holdings or whose nomination for election by the stockholders of M Holdings was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of M Holdings; or (iv) a "Change of Control", as defined under the Indenture, as amended or supplemented and in effect from time to time, shall occur other than as a result of the Proposed Merger;".

        Section 4.  Limited Consent and Waiver.

        Background. MI has advised the Agent and the Banks that it is contemplating becoming a party to the Proposed Merger pursuant to the Merger Agreement. In connection with the Proposed Merger, MI contemplates making distributions on or in respect of its capital stock to its shareholders. Further, as a result of the Proposed Merger, MI has advised the Agent and the Banks that MI will need to obtain waivers from the holders of the Senior Unsecured Notes and that it may need to charge a consent fee to obtain such waivers.

         Existing Prohibitions. Section 9.2(f)(i) of the Loan Agreement prohibits any of the Borrowers or the Guarantors from becoming a party to the Proposed Merger without the consent of the Agent and the Banks. Further,
Section 9.2(e) of the Loan Agreement prohibits MI from making any distributions on or in respect of its capital stock as contemplated by the Proposed Merger. Moreover, Section 9.2(j) of the Loan Agreement prohibits MI in certain circumstances from amending, modifying or supplementing the terms of the Indenture without the consent of the Agent and the Banks. In addition,
Section 10(l) creates a cross-default to any "Change of Control" under and as defined in the Indenture.

         Waivers and Consents.  Each of the Agent and the Banks hereby waives:

         (a) Section 9.2(f)(i) of the Loan Agreement, solely with respect to the Proposed Merger, the prohibition on MI from becoming party to a merger;

         (b) Section 9.2(e) of the Loan Agreement, solely with respect to the Proposed Merger, the prohibition on MI from making any distributions on or in respect of its capital of any nature;

         (c) Section 9.2(j) of the Loan Agreement, solely with respect to the payment of a consent fee to the holders of the Senior Unsecured Notes in an amount not to exceed $1,250,000 in the aggregate, in order to obtain consent from such holders to the Proposed Merger, and with respect to any modification of the Indenture contemplated by such consent; and

         (d) Section 10(l) of the Loan Agreement, solely with respect to the Proposed Merger, the occurrence of a cross-default to any "Change of Control" under and as defined in the Indenture resulting from the Proposed Merger.

         Limitations. The foregoing waiver and consent is limited strictly to its terms, shall apply only to the specific actions described herein, shall not extend to or affect any of the Borrowers', the Guarantors' or MCL's other obligations contained in the Loan Agreement or any other Loan

 Document and shall not impair any rights consequent thereon. None of the Agent or the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter of hereof or any other matter. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Banks under the Loan Agreement or any other Loan Document.

         Section 5. Representations, Warranties and Covenants; No Default; Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

         (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

         (b) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

         (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         Section 6. Conditions to Effectiveness. The effectiveness of this Amendment, including the amendments and limited waivers and consents contained herein, shall be subject to the satisfaction of the following conditions precedent on or prior to July 15, 1998:

         (a) This Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in full force and effect;

         (b) The Banks and the Agent shall have reviewed the final terms of the Proposed Merger, and the Merger Agreement and all related documentation for the Proposed Merger shall be in form and substance satisfactory to the Banks and the Agent. The Proposed Merger shall have closed or be concurrently closing, and MI as survivor of the Proposed Merger, together with SMC, the Guarantors and M Holdings, shall have assumed, ratified and confirmed their obligations under this Amendment, the Loan Agreement as amended hereby, and the other Loan Documents by an instrument of Assumption, Ratification and Confirmation (the "Ratification") substantially in the form of Exhibit A hereto;

         (c) The holders representing the requisite principal amount of the Senior Unsecured Notes shall have consented in writing to the Proposed
Merger, thereby waiving, for all holders of the Senior Unsecured Notes, and without further terms and conditions other than payment of the consent fee referred to in clause (c) of the third paragraph of Section 4, the right to cause the repurchase of the Senior Unsecured Notes under Section 4.08 of the Indenture, or any other right under the Indenture of any such holders to further approve or to seek early or accelerated repurchase or other payment of the Senior Unsecured Notes. Evidence of the obtaining of such consent, satisfactory to the Agent, shall have been provided to the Agent. The capitalization of MI, as contemplated in and upon the Proposed Merger, shall otherwise be satisfactory to the Banks and the Agent. The shareholders of M Holdings as of the Fourth Amendment Effective Date shall be those shareholders previously disclosed by MI to the Banks and the Agent prior to the date hereof;

         (d) The Agent shall have received from each of M Holdings, Acquisition Co., the Borrowers and the Guarantors (i) a copy, certified by a duly authorized officer of such Person to be true and complete, of each of its Charter Documents as in effect on the date of certification, (ii) a resolution of its Board of Directors authorizing the execution, delivery and performance of this Amendment, the Merger Agreement and the Ratification, as applicable, and (iii) an incumbency certificate, signed by a duly authorized officer of such company, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign in the name and on behalf of such company;

         (e) All third-party consents and governmental approvals necessary for the valid execution, delivery and performance by each of M Holdings, Acquisition Co., the Borrowers and each of the Guarantors of this Amendment and the Merger Agreement shall have been duly and effectively taken or (as the case may be) obtained and evidence thereof satisfactory to the Agent and the Banks shall have been provided to the Agent;

         (f) Each of the Agent and the Banks shall have received (i) a favorable opinion from Roger & Wells, counsel to the Borrowers and the Guarantors in form and substance satisfactory to the Agent and the Banks, and
(ii) a favorable opinion from the General Counsel of MI in form and substance satisfactory to the Agent and the Banks; and

         (g) There shall be no Default or Event of Default after giving effect to the Proposed Merger and this Amendment.

         Section 7. Ratification, etc. Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

         Section 8. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

         Section 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         Section 10. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                              METALLURG, INC.

                                          By: /s/ BARRY C. NUSS
                                             --------------------------
                                             Name: Barry C. Nuss
                                             Title: Vice President, Finance

                                              SHIELDALLOY METALLURGICAL
                                              CORPORATION

                                          By: /s/ BARRY C. NUSS
                                             --------------------------
                                             Name: Barry C. Nuss
                                             Title: Secretary

                                              METALLURG SERVICES, INC.

                                          By: /s/ BARRY C. NUSS
                                             --------------------------
                                             Name: Barry C. Nuss
                                             Title: Vice President

                                              MIR (CHINA), INC.

                                          By: /s/ BARRY C. NUSS
                                             --------------------------
                                             Name: Barry C. Nuss
                                             Title: Vice President

                                           METALLURG HOLDINGS CORPORATION

                                          By: /s/ BARRY C. NUSS
                                             --------------------------
                                             Name: Barry C. Nuss
                                             Title: Vice President

                                    BANKBOSTON, N.A. (formerly known as
                                    The First National Bank of Boston),
                                    individually and as Agent

                                        By: /s/ JAMES J. WARD
                                           --------------------------
                                           Name: James J. Ward
                                           Title: Director

                                     BANK OF SCOTLAND

                                        By: /s/ ANNIE CHIN TAT
                                           --------------------------
                                           Name: Annie Chin Tat
                                           Title: Senior Vice President

                                      NATIONAL BANK OF CANADA

                                        By: /s/ GAETAN R. FROSINA
                                           --------------------------
                                           Name: Gaetan R. Frosina
                                           Title: Vice President

                                        By: /s/ JAMES DRUM
                                           --------------------------
                                           Name: James Drum
                                           Title: Vice President

                                                                       Exhibit A


                      ASSUMPTION, RATIFICATION AND CONFIRMATION

     ASSUMPTION, RATIFICATION AND CONFIRMATION dated as of July __, 1998 (this "RATIFICATION"), by:

          (a) METALLURG, INC., a Delaware corporation ("MI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation ("SMC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MI and SMC are collectively referred to herein as the "BORROWERS"); and (b) METALLURG SERVICES, INC., a New York corporation ("MSI"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, MIR (CHINA), INC., a Delaware corporation ("MIR CHINA"), having its principal place of business at 6 East 43rd Street, New York, New York 10017, and METALLURG HOLDINGS CORPORATION, a New Jersey corporation ("MHC"), having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 (MSI, MIR China and MHC are collectively referred to herein as the "GUARANTORS"); in favor of

          (c) BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON), a national banking association, as agent (in such capacity the "AGENT") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "BANKS"); and (d) the BANKS party to the Loan Agreement dated as of April 14, 1997, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended or modified and in effect from time to time, the "LOAN AGREEMENT").

The term "Loan Agreement" includes the Loan Agreement as amended by the Fourth Amendment to the Loan Agreement dated as of June 19, 1998 (the "FOURTH AMENDMENT"), among the Borrowers, the Guarantors, the Agent and the Banks.

     WHEREAS, at the request of the Borrowers and the Guarantors, the Agent and the Banks have agreed in the Fourth Amendment to amend the terms of the Loan Agreement (as in effect prior to the Fourth Amendment) in certain respects, and to waive certain terms of the Loan Agreement (as in effect prior to the Fourth Amendment), in order to permit the acquisition of MI by certain investors, such acquisition to be structured as the Proposed Merger as defined in the Fourth Amendment; and

     WHEREAS, it is a condition precedent to the effectiveness of the Fourth Amendment that the Borrowers and the Guarantors execute this Ratification in favor of the Banks and the Agent concurrently with the effectiveness of the Proposed Merger;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Fourth Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Guarantors hereby agree as follows:

     Section 1. EFFECTIVENESS OF PROPOSED MERGER. MI hereby represents and warrants that, concurrent with the execution and delivery of this Ratification, Acquisition Co. has merged with and into MI pursuant to the Merger Agreement, the Proposed Merger has become effective and MI is the survivor of such merger.

     Section 2. ASSUMPTION OF OBLIGATIONS. MI hereby assumes and confirms that it has assumed and is obligated for all of the Obligations.

     Section 3. SECURITY DOCUMENTS. To the extent that any Security Document to which MI is a party contains a grant of a security interest or other lien by MI and also contains an after-acquired property clause, MI hereby grants and confirms that it has granted a security interest or other lien in such after-acquired property and that such security interest and lien shall continue in property of MI as of the date hereof and shall arise in and be effective for property of MI acquired by MI on and after the date hereof as contemplated by such Security Document. MI further ratifies and confirms all Uniform Commercial Code financings statements and other recording instruments previously executed by MI to perfect or insure priority of any such security interest or lien.

     Section 4. RATIFICATION, ETC. The Loan Agreement, the other Loan Documents and all other documents, instruments and agreements relating to any thereof are hereby ratified and confirmed in all respects.

     Section 5. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

     (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Ratification, and no Default or Event of Default has occurred and is continuing as of the date of this Ratification;

     (b) This Ratification has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

     (c) Each Loan Document shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors party thereto, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

     Section 6. COUNTERPARTS. This Ratification may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 7. GOVERNING LAW. THIS RATIFICATION SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

     IN WITNESS WHEREOF, the undersigned have duly executed this Ratification as a sealed instrument as of the date first above written.

                              METALLURG, INC.


                              By:
                                 ------------------------------
                              Name:
                              Title:

                              SHIELDALLOY METALLURGICAL
                              CORPORATION


                              By:
                                 ------------------------------
                              Name:
                              Title:

                              METALLURG SERVICES, INC.


                              By:
                                 ------------------------------
                              Name:
                              Title:

                              MIR (CHINA), INC.


                              By:
                                 ------------------------------
                              Name:
                              Title:

                              METALLURG HOLDINGS CORPORATION


                              By:
                                 ------------------------------
                              Name:
                              Title: